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                                    FORM 8-K
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Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

Date of Report (Date of earliest event reported): November 13, 2002
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               First Capital Income Properties, Ltd. - Series VIII
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             (Exact name of registrant as specified in its charter)

       Florida                      0-12537                  59-2192277
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(State or other jurisdiction      (Commission       (IRS Employer Identification
     of incorporation)            File Number)                 Number)

              2 North Riverside Plaza, Suite 700, Chicago, IL 60606
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                    (Address of principal executive offices)


Registrant's telephone, including area code: (312) 207-0020
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          (Former name or former address, if changed since last report)

This document consists of 3 pages.

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ITEM 5. OTHER EVENT
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     As a result of the sale of all Partnership properties and investments, the
Partnership has been terminated pursuant to section 13.1 of the Partnership Agreement. The Managing General Partner has commenced the winding up of the Partnership and has caused the certificate of limited partnership of the partnership to be cancelled. In connection therewith, immediately following the filing of this Current Report on Form 8-K, the General Partner intends to apply to the Securities and Exchange Commission to terminate the registration of the Limited Partnership Assignee Units of the Partnership under the Securities Exchange Act of 1934, as amended. Unless otherwise defined the terms used herein have the same meanings ascribed to them in the Partnership Agreement.

     Immediately prior to the filing of this Current Report on Form 8-K, the Partnership's assets consisted of cash totaling $5,882,400 and certain contingent claims (which are immaterial in amount). On the dissolution date, the Partnership, will distribute $5,075,700 or $72.51 per Unit to Limited Partners. In addition, the assets will be utilized to satisfy expected future wind up expenses estimated at approximately $75,000 and other liabilities of $24,800 (collectively, "Liabilities") and for payment of all contingent and unforeseen obligations (collectively "Liquidation Costs"). Accordingly, as of the date of the filing of this Current Report on Form 8-K, the Partnership has remitted $219,900 to the Managing General Partner, who in turn, has assumed the Partnership's liabilities as well as Liquidation Costs. In the event that the Partnership's Liabilities and Liquidation Costs exceed the sum of the amount paid to the Managing General Partner in cash plus the amounts, if any, ultimately recovered on the assigned claims, the excess amount will be paid by the Managing General Partner out of its own funds. Conversely, if the Partnership's liabilities and Liquidation Costs are less than the cash payment to the Managing General Partner plus any amounts recovered from the claims, the Managing General Partner will retain the excess amount.

     The Managing General Partner will provide final income tax information to all Holders during 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             First Capital Income Properties, Ltd. - Series VIII

                             By: First Capital Financial LLC,
                                 as Managing General Partner

                                 By /s/ Philip G. Tinkler
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                                 Philip G. Tinkler
                                 Vice President/Treasurer

DATE November 13, 2002
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